                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,

                               Robert S. Hamada,

hereby constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of the Corporation (and the Common Stock Purchase Rights attached thereto) issuable pursuant to the Northern Trust Corporation/RCB International Inc. Long-Term Incentive Plan, and any amendments thereto (including, without limitation, post-effective amendments), to file such Registration Statement with the Securities and Exchange Commission, and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 25th day of October, 1995.


                                         /s/ Robert S. Hamada
                                         --------------------
                                         Robert S. Hamada

                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,

                               Barry G. Hastings,

hereby constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of the Corporation (and the Common Stock Purchase Rights attached thereto) issuable pursuant to the Northern Trust Corporation/RCB International Inc. Long-Term Incentive Plan, and any amendments thereto (including, without limitation, post-effective amendments), to file such Registration Statement with the Securities and Exchange Commission, and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 28th day of October, 1995.


                                         /s/ Barry G. Hastings
                                         ---------------------
                                         Barry G. Hastings

                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,

                               Robert A. Helman,

hereby constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of the Corporation (and the Common Stock Purchase Rights attached thereto) issuable pursuant to the Northern Trust Corporation/RCB International Inc. Long-Term Incentive Plan, and any amendments thereto (including, without limitation, post-effective amendments), to file such Registration Statement with the Securities and Exchange Commission, and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 25th day of October, 1995.


                                         /s/ Robert A. Helman
                                         --------------------
                                         Robert A. Helman

                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,

                               Arthur L. Kelly,

hereby constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of the Corporation (and the Common Stock Purchase Rights attached thereto) issuable pursuant to the Northern Trust Corporation/RCB International Inc. Long-Term Incentive Plan, and any amendments thereto (including, without limitation, post-effective amendments), to file such Registration Statement with the Securities and Exchange Commission, and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 27th day of October, 1995.


                                         /s/ Arthur L. Kelly
                                         -------------------

                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,

                                 Ardis Krainik,

hereby constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of the Corporation (and the Common Stock Purchase Rights attached thereto) issuable pursuant to the Northern Trust Corporation/RCB International Inc. Long-Term Incentive Plan, and any amendments thereto (including, without limitation, post-effective amendments), to file such Registration Statement with the Securities and Exchange Commission, and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 25th day of October, 1995.


                                         /s/ Ardis Krainik
                                         -----------------
                                         Ardis Krainik

                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,

                             Frederick A. Krehbiel,

hereby constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of the Corporation (and the Common Stock Purchase Rights attached thereto) issuable pursuant to the Northern Trust Corporation/RCB International Inc. Long-Term Incentive Plan, and any amendments thereto (including, without limitation, post-effective amendments), to file such Registration Statement with the Securities and Exchange Commission, and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 30th day of October, 1995.


                                         /s/ Frederick A. Krehbiel
                                         -------------------------
                                         Frederick A. Krehbiel

                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,

                                Harold B. Smith,

hereby constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of the Corporation (and the Common Stock Purchase Rights attached thereto) issuable pursuant to the Northern Trust Corporation/RCB International Inc. Long-Term Incentive Plan, and any amendments thereto (including, without limitation, post-effective amendments), to file such Registration Statement with the Securities and Exchange Commission, and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 25th day of October, 1995.


                                         /s/ Harold B. Smith
                                         -------------------
                                         Harold B. Smith

                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,

                             William D. Smithburg,

hereby constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of the Corporation (and the Common Stock Purchase Rights attached thereto) issuable pursuant to the Northern Trust Corporation/RCB International Inc. Long-Term Incentive Plan, and any amendments thereto (including, without limitation, post-effective amendments), to file such Registration Statement with the Securities and Exchange Commission, and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 25th day of October, 1995.


                                         /s/ William D. Smithburg
                                         ------------------------
                                         William D. Smithburg

                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,

                                Bide L. Thomas,

hereby constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of the Corporation (and the Common Stock Purchase Rights attached thereto) issuable pursuant to the Northern Trust Corporation/RCB International Inc. Long-Term Incentive Plan, and any amendments thereto (including, without limitation, post-effective amendments), to file such Registration Statement with the Securities and Exchange Commission, and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 25th day of October, 1995.


                                         /s/ Bide L. Thomas
                                         ------------------
                                         Bide L. Thomas

                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,

                               Dolores E. Cross,

hereby constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of the Corporation (and the Common Stock Purchase Rights attached thereto) issuable pursuant to the Northern Trust Corporation/RCB International Inc. Long-Term Incentive Plan, and any amendments thereto (including, without limitation, post-effective amendments), to file such Registration Statement with the Securities and Exchange Commission, and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 25th day of October, 1995.


                                         /s/ Dolores E. Cross
                                         --------------------
                                         Dolores E. Cross

                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,

                             William G. Mitchell,

hereby constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of the Corporation (and the Common Stock Purchase Rights attached thereto) issuable pursuant to the Northern Trust Corporation/RCB International Inc. Long-Term Incentive Plan, and any amendments thereto (including, without limitation, post-effective amendments), to file such Registration Statement with the Securities and Exchange Commission, and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 25th day of October, 1995.


                                         /s/ William G. Mitchell
                                         -----------------------
                                         William G. Mitchell

                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that I,

                               Robert D. Krebs,

hereby constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of the Corporation (and the Common Stock Purchase Rights attached thereto) issuable pursuant to the Northern Trust Corporation/RCB International Inc. Long-Term Incentive Plan, and any amendments thereto (including, without limitation, post-effective amendments), to file such Registration Statement with the Securities and Exchange Commission, and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 30th day of October, 1995.


                                         /s/ Robert D. Krebs
                                         -------------------------
                                         Robert D. Krebs